Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

February 1, 2017

General Motors Financial Company, Inc.

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by General Motors Financial Company, Inc. (the “Company”) and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC (the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile loans in conjunction with the proposed offering of AmeriCredit Automobile Receivables Trust 2017-1, Automobile Receivables Backed Notes.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 18, 2017, representatives of the Company provided us with an automobile loan contract listing with respect to 50,671 automobile loan contracts (the “Automobile Loan Listing”). At the Company’s instruction, we randomly selected 185 automobile loan contracts (the “Sample Contracts”) from the Automobile Loan Listing.

Additionally, on January 23, 2017, representatives of the Company provided us with a (i) computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business January 11, 2017 (except with respect to the “current maturity date”, which is as of December 31, 2016, as represented to us by the Company), with respect to 50,671 automobile loan contracts (the “Initial Statistical Loan File”) and (ii) supplemental data file containing the vehicle identification number for each of the Sample Contracts (the “VIN Data File.”) We were instructed to append the Initial Statistical Loan File with the information set forth on the VIN Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the Statistical Loan File.

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.	Vehicle identification number (“VIN”)	16.	Payment to income ratio
2.	Origination date	17.	Current maturity date (month and year)*
3.	Original monthly P&I payment	18.	State (current)
4.	Original amount financed	19.	Next payment date
5.	Original first payment date	20.	Number of deferred payments
6.	Original term to maturity	21.	Number of times delinquent – 30 days
7.	Grace period	22.	Number of times delinquent – 60 days
8.	Current annual percentage rate (“Current APR”)	23.	Number of times delinquent – 90 days
9.	Model type (new/used)	24.	Bankruptcy indicator (yes or no)
10.	Model year	25.	Repossession indicator (yes or no)
11.	Vehicle make	26.	Custom score
12.	Co-obligor present indicator (yes/no)	27.	Obligor credit score
13.	Original interest rate (“Original APR”)	28.	FICO score
14.	Original loan-to-value ratio	29.	Remaining term to maturity
15.	Vehicle value (as of origination)

*	As of December 31, 2016.

We compared Characteristics 1. through 12. to the corresponding information set forth on or derived from the Installment Sales Contract or Agreement of Substitution of Collateral (collectively, the “Contract”) or SCRA Rate Reduction Letter or APR Reduction Advice Letter.

We compared 13. to the corresponding information set forth on or derived from the Contract.

We compared Characteristics 14. and 15. to the corresponding information set forth on one of the Company’s originating systems (collectively, the “Loan Origination System”).

We compared Characteristic 16. to the corresponding information set forth on the Company’s funding system (the “Loan Funding System”) or the Loan Origination System.

We compared Characteristic 17. to the corresponding information set forth on the Company’s loan operating system (the “Loan System”) as of December 31, 2016.

We compared Characteristics 18. through 25. to the corresponding information set forth on the Loan System as of January 11, 2017.

We compared Characteristics 26. and 27. to the Loan Origination System.

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 28. to the Loan Origination System.

We compared Characteristic 29. to the number of payments between the (i) next payment date (Characteristic 19. and as set forth on the Loan System as of January 11, 2017) and (ii) current maturity date (Characteristic 17. and as set forth on the Loan System as of December 31, 2016).

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or Guaranty of Title, Notice of Lien, Notice of Security Interest, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Notice of Security Interest Filing, Lien Receipt, Notice of Lien Filing, Electronic Verification of Title or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 6. and 29., differences of one month or less are noted to be in agreement;

•	with respect to Characteristic 9., for those Sample Contracts that did not indicate a model type on the Contract or the model type (as set forth on the Contract) did not agree to the model type (as set forth on the Statistical Loan File), we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate or Odometer Disclosure Statement. We were further instructed that if an odometer reading noted on the Contract, Title Certificate or Odometer Disclosure Statement was (i) greater than or equal to 5,000 miles, the model type would be noted as “Used” or (ii) less than 5,000 miles, the model type would be noted as “New;”

•	with respect to our comparison of Characteristic 14., differences of 0.01% or less are noted to be in agreement;

•	with respect to our comparison of Characteristic 15., differences of $1.00 or less are noted to be in agreement;

•	with respect to our comparison of Characteristic 16., differences of 0.50% are noted to be in agreement;

•	with respect to Characteristic 26., in those instances where we observed two custom scores on the Loan Origination System, we compared the second custom score to the custom score set forth on the Statistical Loan File; and

•	with respect to our comparison of Characteristic 28., differences of one or less are noted to be in agreement.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of or noted the following:

•	the corresponding borrower and dealer are located in the United States, as indicated on the Contract. For those Contracts that did not note the dealer’s address, we were instructed by the Company to ascertain the dealer’s address from the Title Certificate;

•	a Company employee credit approval (for Sample Contracts identified as Company originated loans on the Loan Origination System or as indicated to us by the Company), as indicated by an on-line approval set forth on the Loan Origination System;

•	a Title Certificate (as defined above);

•	a security interest of the Company, AmeriCredit Financial Services, Inc. or an originating affiliate (with allowable name variations and abbreviations, as indicated to us by the Company) is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	a Credit Bureau Report Summary set forth on the Loan Origination System;

•	a Truth-in-Lending Disclosure Statement; and

•	an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 1, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description
1	One difference in original loan-to-value ratio

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures

issued by Deloitte & Touche LLP dated February 1, 2017

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Origination System
1	32679	Original loan-to-value ratio	127.37%	116.76%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached